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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports and references to our Firm included in Horizon PCS, Inc.'s registration statement on Form S-1.


/s/ Arthur Andersen LLP

Arthur Andersen LLP
December 1, 2000
Columbus, Ohio